Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Costs and operating expenses:
Research and development	$ 17,493	$ 9,171
Selling, general and administrative	10,790	4,527
Total costs and operating expenses	28,283	13,698
Loss from operations	(28,283)	(13,698)
Other income (expense):
Interest income	1,623
Other (expense), net	(3,486)	(1,696)
Total other income (expense), net	(1,863)	(1,696)
Net loss before income tax	(30,146)	(15,394)
Income tax (expense) benefit	(593)	83
Net loss attributable to ordinary shareholders	(30,739)	(15,311)
Other comprehensive income:
Foreign currency translation adjustment	3,051	3,432
Total comprehensive loss	$ (27,688)	$ (11,879)
Net loss per share attributable to ordinary shareholders, basic and diluted	$ (0.35)	$ (1.53)
Weighted average number of ordinary shares outstanding, basic and diluted	87,010,596	9,983,754